                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         Post-Effective Amendment No. 18
                                    FORM S-6

                                File No. 33-11165

            FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
           SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         IDS Tower 10, Minneapolis, Minnesota 55440-0010

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

It  is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [X] on April 12, 1999 pursuant to paragraph (a)(1) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

Prospectus March 31, 1999

Flexible Premium Variable Life Insurance Policy

IDS Life Variable Life Separate Account

Issued and sold by: IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440.
Telephone: 800-437-0602

web site address: http://www.americanexpress.com/advisors

This prospectus contains information about the insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.

Table of contents

Key terms
The policy in brief
The variable account
The funds
         IDS Life Series Fund-Equity Portfolio
         IDS Life Series Fund-Income Portfolio
         IDS Life Series Fund-Money Market Portfolio
         IDS Life Series Fund-Managed Portfolio
         IDS Life Series Fund-Government Securities Portfolio
         IDS Life Series Fund-International Equity Portfolio
         AIM V.I. Growth and Income Fund
         Putnam VT New Opportunities Fund - Class IA Shares
         Relationship between funds and subaccounts
Rates of return of the funds and subaccounts
The trust
         Estimated rates of return
         Trust maturity
         Roles of Smith Barney Inc. and IDS Life
The fixed account
Purchasing your policy
         Application
         Right to examine policy
         Premiums
Keeping the policy in force
         Death benefit guarantee
         Grace period
         Reinstatement
Loads, fees and charges
         Premium expense charge
         Monthly deduction
         Note for Massachusetts and Montana residents Surrender charge Partial surrender fee Mortality and expense risk charge Transaction charge Fund expenses
Policy value
         Fixed account value
         Subaccount values
Death benefits
         Change in death benefit option
         Changes in specified amount
         Misstatement of age or sex
         Suicide
         Beneficiary
Transfersbetween the fixed account and subaccounts Fixed account transfer policies Minimum transfer amounts Maximum transfer amounts Maximum number of transfers per year Two ways to request a transfer, loan or surrender Automated transfers Automated dollar-cost averaging
Policy loans
Policy surrenders
         Total surrenders
         Partial surrenders
         Allocations of partial surrenders
         Effects of partial surrenders
         Taxes

Optional insurance benefits
         Waiver of monthly deduction
         Accidental death benefit
         Other insured rider
         Children's insurance rider
         Automatic increase benefit rider
         Accelerated benefit rider for terminal illness
Payment of policy proceeds
Federal taxes
         IDS Life's tax status
         Taxation of policy proceeds
         Modified endowment contracts
         Other tax considerations
IDS Life
         Ownership
         State regulation
         Distribution of the policy
         Legal proceedings
         Year 2000
         Experts
Management of IDS Life
Other fund managers
Other information
         Voting rights
         Reports
Policy illustrations

Key terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full or the amount payable if the insured's death occurs on or after the insured's attained insurance age 100. The cash surrender value equals the policy value minus any indebtedness and any applicable surrender charges.

Code: The Internal Revenue Code of 1986, as amended.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Death benefit guarantee (DBG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 70 (or five policy years, if later). The guarantee is in effect if you meet certain premium payment requirements.

Fixed account: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Maturity date: The insured's attained insurance age 100, if living.

Minimum monthly premium: The premium required to keep the DBG in effect. We show the minimum monthly premium in your policy.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

  o Upon death of the insured prior to the insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.
  o Upon the death of the insured on or after the insured's attained insurance age 100, proceeds will be the cash surrender value.
  o   On surrender of the policy, the proceeds will be the cash surrender value.

Rate classification: A group of insureds that IDS Life expects will have similar mortality experience.

Scheduled premium: A premium, you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 10 years of the policy and for 10 years after an increase in coverage.

Trust: A unit investment trust, which is part of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.

Variable account value: The sum of the values that we allocate to the subaccounts of the variable account.

The policy in brief

Purpose: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

         The variable account, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p.)

         The fixed account, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.5%. (p.)

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Purchasing your policy: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p.)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p.)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p.)

Death benefit guarantee (DBG): A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 70 (or 5 policy years, if later). The feature is in effect if you meet certain premium requirements (p.)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the DBG is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.)

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. The DBG cannot be reinstated. (p.)

Loads, fees and charges: You pay the following charges, either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

     o Premium expense charge -- 2.5% sales charge and 2.5% premium tax charge deducted from each premium payment. This charge pays some distribution expenses and state and local premium taxes.

     o Monthly deduction -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.

     o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it based on the initial specified amount and on any increase in the specified amount.

     o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever, if less.

     o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

     o Transaction charge -- applies only to subaccount that invests in the trust; equals, on an annual basis, 0.25% of its average daily net asset value.

     o    Fund  expenses - apply only to the  underlying  funds and  consists of
          investment   management  fees,   taxes,   brokerage   commissions  and
          nonadvisory expenses. (p.)

Death benefits: Prior to insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

     o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

     o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. On or after the insured's attained insurance age 100, the proceeds payable upon the death of the insured will be the cash surrender value. (p.)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p.)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan also may have tax consequences if your policy lapses or you surrender it. (p.)

Policy surrenders: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p.)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p.)

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump-sum payment or payments under one or more of certain options. (p.)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.)

The variable account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund, or a trust. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

The funds

You can direct your premiums to any of all of the subaccounts of the variable account that invest in shares of the following funds:

IDS Life Series Fund, Inc.
IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. The IDS Life Series Fund International Equity Portfolio was added on October 24, 1994. IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

     o   IDS Life Series Fund - Equity Portfolio
              Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.

     o   IDS Life Series Fund - Income Portfolio
              Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets normally will be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.

     o   IDS Life Series Fund - Money Market Portfolio
              Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.

     o   IDS Life Series Fund - Managed Portfolio
              Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.

     o   IDS Life Series Fund - Government Securities Portfolio
              Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

     o   IDS Life Series Fund - International Equity Portfolio
              Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.

AIM Variable Insurance Funds, Inc.
AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. AIM Advisors, Inc. acts as the investment advisor for AIM Variable Insurance Funds, Inc.

     o   AIM V.I. Growth and Income Fund
              Objective: growth of capital, with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam Variable Trust
Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. Putnam Investment Management, Inc. ("Putnam Management") acts as the investment manager for the Putnam Variable Trust.

     o   Putnam VT New Opportunities Fund - Class IA Shares
              Objective: long term capital appreciation. Invests principally in common stocks of companies in sectors of the economy which Putnam Management believes possesses above-average, long-term growth potential.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives nor is there any guarantee that your policy value will equal or exceed the total premiums you paid. You can find detailed information about the funds, their investment objectives, policies and risks in the accompanying fund prospectuses. Please read these prospectuses carefully and consider, on a continuing basis, which funds best suit your long-term investment needs. Some funds involve more risk than others, so please monitor your investment.

The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other funds that the investment advisers or their affiliates manage. Although the objectives and policies may be similar, the investment results of one funs may be higher or lower than the results of the other fund. The investment manager or adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even if the funds have the same investment adviser, manager or sponsor.

Shares of the funds except the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance policies, variable annuities and qualified plans. Currently the shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance only. However, in the future these shares also may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is possible that in the future it may not be an advantage for variable life insurance separate accounts, variable annuity separate accounts, and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, they should take in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policy holders would not bear any expenses associated with establishing separate accounts. Please refer to the fund prospectuses for risk disclosure regarding mixed and shared funding.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

Relationship between funds and subaccounts

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

Rates of return of the fund and subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

Rates of return of the funds:

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. Past performance does not guarantee future results.

Period ending 12/31/__

Fund                                                                                          10  years or Since
                                                            1 year     3 years     5 years    commencement

IDS Life Series Fund, Inc.
Equity Portfolio (Beta 0.__*) (1/86)**                          %          %           %            %
Income Portfolio (1/86)
Money Market Portfolio (1/86)
Managed Portfolio (Beta 0.__*) (1/86)
Government Securities Portfolio (1/86)
International Equity Portfolio (10/94)                                                  --
Equity Income Portfolio (             )

AIM Variable Insurance Funds, Inc.
AIM V.I. Growth and Income Fund (5/94)                                      --          --

Putnam Variable Trust
Putnam VT New Opportunities Fund-Class IA Shares (5/94)                     --          --

* Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.

**   (Commencement date of the fund.)

Rates of return of subaccounts

Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction.

In the table below, you will see the date that the subaccount began operations and the date that the subaccount began operations and the date the fund began operations. For the subaccounts investing in the IDS Life Series Fund, Inc., the subaccounts and the funds began operations at the same time, so the performance for both is the same. For the subaccounts investing in other funds, the funds began operations before the subaccounts, so the subaccount and fund performance is different. In those cases, we show both the actual performance of the subaccount and also performance from the commencement date of the fund as if the subaccount had existed at that time.


Period ending 12/31/__

                                              Since commencement                           Since commencement
                                              of the subaccounts                              of the Funds
Subaccount      Investing in:             1 year    3 years   5 years  10 years or     1 year   3 years  5 years   10 years or
                                                                       Since                                       since
                                                                       commencement                                commencement
                IDS Life Series Fund,
                Inc.-
      U         Equity (1/86; 1/86)*
      V         Income (1/86; 1/86)
      W         Money market (1/86;
                1/86)
      X         Managed (1/86; 1/86)
      Y         Government Securities
                (1/86; 1/86)
     FEI        Equity Income (       ;
                     _)
      IL        International Equity
                (10/94; 10/94)

                AIM Variable Insurance
                Funds, Inc.
     FGI        Growth and Income Fund
                (11/96; 5/94)

                Putnam Variable Trust
     FNO        New Opportunities
                Fund-Class IA Shares
                (11/96; 5/94)

*    (Commencement date of the subaccount; commencement date of the fund.)

The trust

You can direct your premiums to one subaccount that invests in the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, a unit investment trust. This trust matures in 2004.

Objective: to provide safety of capital and income through investment in a portfolio consisting primarily of:

   o bearer debt obligations issued by the United States that have been stripped of their unmatured interest coupons,

   o   coupons stripped from debt obligations of the United States, and

   o   receipts and certificates for such stripped debt obligations and coupons.

The trust also will contain a Treasury note or notes providing interest income to pay anticipated expenses of the trust.

U.S. Treasury securities that have been stripped of their unmatured interest coupons are essentially bonds or notes that pay no interest. For this reason they are purchased at a deep discount from their face value and, if held to maturity, return the full face value.

Before maturity, the value of trust units will be more volatile than would the value of units of a trust containing unstripped U.S. Treasury securities of comparable maturities. The value may affect death benefits and policy value, which will fluctuate accordingly.

Estimated rates of return

Because amounts invested in stripped U.S. Treasury securities will grow to their face values if held to maturity, we can estimate the compound rate of growth to maturity, based on certain assumptions about trust expenses. We calculate the net rate of return to maturity based on the estimated compound rate of growth in the units and these charges. Since the value of the trust's units will vary daily, reflecting the market value of the underlying securities, the compound rate of growth to maturity and net rate of return to maturity will also vary daily. Estimated net rates of return from [_________, 1999] to maturity for the trust, taking account of anticipated expenses are:

               Trust maturity date               Net rate of return to maturity
                  Nov. 15, 2004                              _____%

Rates of return to owners will be less than rates of return for trust units themselves because the units are held in subaccounts of the variable account, which are subject to charges not reflected in the above estimates. (See "Loads, fees and charges" for a full discussion of applicable charges.)

Trust maturity

On the maturity date of a particular trust, the policy value allocated to the subaccount that invests in the trust will automatically be reallocated to Subaccount W, which invests in the IDS Life Series Fund--Money Market Portfolio, unless you give us other directions in writing at least seven days before the maturity date. We will notify you in writing 30 days before the trust matures.

Roles of Smith Barney Inc. and IDS Life

Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager. The price of the trust's units includes a transaction charge that IDS Life pays directly to Smith Barney out of our general account assets. This charge is limited by agreement between IDS Life and Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts we pay through a daily asset charge, described under "Loads, fees and charges."

IDS Life will sell trust units to the extent necessary for us to provide benefits and make reallocation under the policies. We will sell units to Smith Barney, which has undertaken to maintain a secondary market in units of the trust.

IDS Life and Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

You can find more detailed information in the current prospectus for the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.

The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life bears the full investment risk of amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing your policy

Application

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

     o   select a specified amount of insurance;
     o   select a death benefit option;
     o   designate a beneficiary; and
     o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: IDS Life generally will not issue a policy to persons over the insurance age of 75. We may, however, do so at our sole discretion.

Rate classification: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

Death of the insured: If the insured dies before the policy is issued and:

     o if all conditions stated in the application have not been met, IDS Life's sole liability will be to return the premium paid plus any interest earned.
     o if all conditions stated in the application have been met, IDS Life's liability will be the lesser of the death benefit applied for or $150,000.

Right to examine policy

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life or your financial advisor with a written request for cancellation:

     o by the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

     o   the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Premiums

Payment of premiums:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, IDS Life requires that you pay premiums sufficient to keep the DBG in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid the sufficient premiums to keep the DBG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG remains in effect.

Premium limitations:

You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:

Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

Keeping the policy in force

Death benefit guarantee

The DBG provides that your policy will remain in force until insured's age 70 (or 5 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG will stay in effect as long as:

     o   the sum of premiums paid; minus

     o   partial surrenders; minus

     o   any outstanding indebtedness

     o   equals or exceeds the minimum monthly premiums; times

     o   the number of months since policy date (including the current month)

If, on a monthly date, you have not paid enough premiums to keep the DBG in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the DBG cannot be reinstated.

Grace period

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the DBG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

Reinstatement

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

     o   a written request;

     o   evidence satisfactory to IDS Life that the insured remains insurable;

     o payment of a premium that will keep the policy in force for at least three months;

     o payment of the monthly deductions that were not collected during the grace period; and

     o   payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Pennsylvania, South Carolina, Tennessee and Virginia). Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Loads, fees and charges

Policy charges compensate IDS Life for:

     o    providing the insurance benefits of the policy;
     o    issuing the policy;
     o    administering the policy;
     o    assuming certain risks in connection with the policy; and
     o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

Premium expense charge

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge has two parts:

Sales charge: 2.5% of each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The contingent deferred sales charge, discussed under "Surrender charge," below also may partially compensate these expenses.)

Premium tax charge: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

Monthly deduction

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

1.  the cost of insurance for the policy month;
2.  the policy fee shown in your policy;
3.  the death benefit guarantee charge shown in your policy; and
4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the four components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions will be taken from the fixed account and the subaccounts on a pro rata basis if:

     o you do not specify the accounts from which you want us to take the monthly deduction;

     o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified; or

     o   you purchased the policy in Texas.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG is in effect. (See "Death benefit guarantee," also "Grace period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of insurance: primarily, the cost of providing the death benefit under your policy, which depends on:

     o   the amount of the death benefit;

     o   the policy value; and

     o   the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                                         [a x (b - c)] + d

where:

(a) is the monthly cost of insurance rate, based on the insured's sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

If you purchase your policy on or after May 1, 1991 with an initial specified amount of $350,000 or greater, your policy qualifies for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, if you purchase your policy on or after May 1, 1993 (October 1, 1993 for policies purchased in New Jersey) and before November 20, 1997, it qualifies for lower cost of insurance rates than policies purchased earlier. IDS Life modified cost of insurance rates to reflect IDS Life and industry-wide changes in mortality experience for all policies purchased on or after November 20, 1997. These modified cost of insurance rates effective November 20, 1997, do not apply to policies purchased in New Jersey.

(b) is the death benefit on the monthly date divided by 1.0036748 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

Note for Massachusetts and Montana residents

Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday.

2. Policy fee: $5 per month. We waive this fee for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.

3. Death benefit guarantee charge: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life for the risk it assumes in providing the DBG. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 70, whichever is later. We will not deduct the charge if the DBG is no longer in effect. For any policy month in which a waiver of monthly deduction rider pays the monthly deduction, the minimum monthly premium will be zero. (See "Death benefit guarantee," for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

Surrender charge

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge. The surrender charge is the sum of two parts:

Contingent deferred issue and administrative expense charge:
Reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.

Contingent deferred sales charge:
Partially compensates IDS Life for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum amount shown in the policy plus 6.5% of all other premium payments. The maximum amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. If you increase the specified amount of the policy, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase.
Premiums attributable to the increase are calculated as

                                            a x (b + c)

where:

(a) is the amount of the increase in the specified amount divided by the total specified amount after the increase; (b) is the policy value on the date of the increase; and (c) is all premium payments paid on or after the date of the increase.

Maximum surrender charge:
The total surrender charge is subject to an overall upper limit or "maximum surrender charge." We will share "maximum surrender charge" for the initial specified amount in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If you increase the specified amount, an "additional maximum surrender charge" will apply. We will show the "additional maximum surrender charge" in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the DBG in effect, for several years the surrender charge generally will be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" generally will apply. If you pay premium payments at a significantly higher level, the "Maximum surrender charge" generally will apply in all years.

Partial surrender fee

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

Mortality and expense risk charge

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life for:

     o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

     o Expense risk -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. IDS Life will make us any further deficit from its general assets.

Transaction charge

IDS Life makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Smith Barney on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. We can increase this amount in the future, but it will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Smith Barney).

Fund expenses

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

Annual operating expenses of the funds at
(management fees, and other expenses deducted as a percentage of average net assets as follows:)

                                                                                 IDS Life                       IDS Life Series
                                                                                 Series          IDS Life       Fund-International
                                                                                 Fund-Government Series         Equity
                                                   IDS Life        IDS Life      Securities      Fund-Equity    (after expense
                    IDS Life       IDS Life        Series          Series        (after          Income         limitation)*
                    Series         Series          Fund-Money      Fund-Managed* expense         (after
                    Fund-Equity*   Fund-Income*    Market*                       limitation)*    expense
                                                                                                 limitation)*
Management fees        0.70%           0.70%        0.50%              0.70%         0.70%          0.70%%          0.95%

Other expenses         0.02            0.04         0.10               0.02          0.10*          0.10*           0.10*

Total                  0.72%**         0.74%**      0.60%**            0.72%**       0.80%**        0.80%**         1.05%**

                     AIM V.I.
                     Growth and     Putnam VT New
                     Income Fund*** Opportunities
                                    -Class IA

Management fees          0.63%       0.58%

Other expenses           0.06        0.05

Total                    0.69%+      0.63%

* IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.19% for IDS Life Series Fund-Government Securities Portfolio and 0.11% for IDS Life Series Fund-International Equity Portfolio. IDS Life Series Fund-Equity Income Portfolio is new. IDS Life plans to limit these expenses to 0.1%. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit. Annualized operating expenses of underlying funds at
     --------------

** Operating expenses of the underlying funds at Dec. 31, 1997. A I M Advisers, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

+    Operating expenses of the funds at Dec. 31, 1997.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

Other information on charges

IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

Fixed account value

The value in the fixed account on the policy date (when the policy is issued) equals:

o the portion of your initial net premium allocated to the fixed account; plus
o interest accrued before the policy date; minus
o the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

     o    the value on the previous monthly date; plus
     o net premiums allocated to the fixed account since the last monthly date; plus
     o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
     o    accrued interest on all of the above; minus
     o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
     o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

     o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
     o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

Subaccount values

The value in each subaccount changes daily, depending on the investment performance of the fund or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on the policy date equals:

    o the portion of your initial net premium allocated to the subaccount; plus
    o interest accrued before the policy date; minus o the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

     o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
     o net premiums received and allocated to the subaccount during the current valuation period; plus
     o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
     o any transfers from the subaccount including loan transfers during the current valuation period; minus
     o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
     o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here is how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: We determine the net investment factor at the end of each valuation period. This factor equals

                                       (a divided by b) - c

where:

(a) equals:

     o net asset value per share of the fund or value of a unit of the trust; plus

     o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

     o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

     o net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus

     o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

Factors that affect subaccount accumulation units:

Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

     o   additional purchase payments allocated to the subaccounts;

     o   transfers into or out of the subaccount(s);

     o   partial surrenders and partial surrender fees;

     o   surrender charges; and/or

     o   pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:

    o   changes in underlying fund(s) net asset value or the value of the trust;

    o   dividends distributed to the subaccount(s);

    o   capital gains or losses of underlying funds;

    o   fund operating expenses;

    o   mortality and expense risk charges; and/or

    o   the transaction charge for the subaccount investing in the trust.

Death benefits

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

     o   the specified amount on the date of the insured's death; or

     o the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

                                    Applicable percentage table

    Insured's attained       Applicable percentage of      Insured's attained      Applicable percentage of
       insurance age               policy value               insurance age              policy value
       40 or younger                    250%                       61                         128%
            41                          243                        62                         126
            42                          236                        63                         124
            43                          229                        64                         122
            44                          222                        65                         120
            45                          215                        66                         119
            46                          209                        67                         118
            47                          203                        68                         117
            48                          197                        69                         116
            49                          191                        70                         115
            50                          185                        71                         113
            51                          178                        72                         111
            52                          171                        73                         109
            53                          164                        74                         107
            54                          157                      75 - 95                      105
            55                          150                        96                         104
            56                          146                        97                         103
            57                          142                        98                         102
            58                          138                        99                         101
            59                          134                        100                        100
            60                          130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

     o   the policy value plus the specified amount; or

     o the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                   Option 1                    Option 2
---------                                   --------                    --------

specified amount                             $100,000                   $100,000
policy value                                   $5,000                     $5,000
death benefit                                $100,000                   $105,000
policy value increases to                      $8,000                     $8,000
death benefit                                $100,000                   $108,000
policy value decreases to                      $3,000                     $3,000
death benefit                                $100,000                   $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Change in death benefit option

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in the policy.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

     o    $350,000 in the first policy year;
     o    $325,000 in years two to five;
     o    $300,000 in years six to 10; and
     o    $275,000 thereafter.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.
o    Minimum monthly premium.
o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

Changes in specified amount

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

     o Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.

     o   Charges for certain optional insurance benefits will increase.

     o   The minimum monthly premium will increase if the DBG is in effect.

     o   The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the DBG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the DBG in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is:

o    $350,000 in the first policy year;
o    $325,000 in years two to five;
o    $300,000 in years six to 10; and
o    $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

     o Your monthly deduction will decrease because the cost of insurance and the DBG charge both depend upon the specified amount.

     o   Charges for certain optional insurance benefits will decrease.


     o   The minimum monthly premium will decrease if the DBG is in effect.

     o   The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

     o   First from the portion due to the most recent increase;

     o Next from portions due to the next most recent increases successively; and

     o   Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different rate classifications to the current specified amount. We will eliminate the rate classification applicable to the most recent increase in the specified amount first, then the rate classification applicable to the next most recent increase, and so on.

Misstatement of age or sex

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

     o   the policy value on the date of death; plus

     o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

     o   the amount of any outstanding indebtedness on the date of death.

Suicide

Suicide by the insured, whether sane or insane, within two years from policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

Beneficiary

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

Fixed account transfer policies

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

Minimum transfer amounts

From a subaccount to another subaccount or the fixed account:

     o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

     o   For automated transfers -- $50.

From the fixed account to a subaccount:

     o $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

     o   For automated transfers -- $50.

Maximum transfer amounts

From a subaccount to another subaccount or the fixed account:

     o   None.

From the fixed account to a subaccount:

     o   Entire fixed account balance minus any outstanding indebtedness.

Maximum number of transfers per year

We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy are allowed.

Two ways to request a transfer, loan or surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

1  By letter

Regular mail:

IDS Life Insurance Company
P.O. Box 499
Minneapolis, MN  55440

Express mail:

IDS Life Insurance Company
733 Marquette Ave.
Minneapolis, MN  55402

2 By phone

Call between 7 a.m. and 6 p.m. Central Time:
1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis)

TTY service for the hearing impaired:
1-800-285-8846 (toll free)

     o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

     o We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, IDS Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

     o We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to IDS Life and tell us.

Automated transfers

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

     o   Minimum automated transfer: $50

     o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

     o You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

     o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

     o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

     o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

     o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

     o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

                  Amount            Accumulation              Number of units
Month             invested          unit value                purchased

Jan                  $100                $20                       5.00
Feb                   100                 16                       6.25
Mar                   100                  9                      11.11
Apr                   100                  5                      20.00
May                   100                  7                      14.29
June                  100                 10                      10.00
July                  100                 15                       6.67
Aug                   100                 20                       5.00
Sept                  100                 17                       5.88
Oct                   100                 12                       8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low.

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of valuation period during which we receive your request. (Loans by telephone are limited by $50,000.)

Interest rate: The interest rate for policy loans is 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey), we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

Minimum loan: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

Maximum loan:

     o In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.
     o   In Virginia, 90% of the policy value minus surrender charges.
     o   In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions - see "Deferral of payments," under "Payment of policy proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.5% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s) or trust(s).

A loan may terminate the DBG. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the DBG in effect.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require that you return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

Total surrenders: If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

Partial surrenders: After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, fees and charges."

Allocation of partial surrenders: Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders:

A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the DBG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG in effect.

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

     o    First from the specified amount provided by the most recent increase;
     o    Next from the next most recent increases successively;
     o    Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits.")

     o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Taxes:
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

Exchange right

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification or issue age. Only the method of funding the policy value will be affected.

Paid-up insurance option

You may request that we use the cash surrender value of the policy to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

Optional insurance benefits

You may choose to add the following benefits to your policy, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

Waiver of monthly deduction (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

Accidental death benefit (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

Other insured rider (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

Children's insurance rider (CIR): CIR provides level term care on each eligible child.

Automatic Increase Benefit Rider (AIB): AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65. This rider is not available in New Jersey.

Accelerated Benefit Rider for Terminal Illness (ABRTI): If the insured is terminally ill and death is expected to occur within 6 months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

Payment of policy proceeds

Proceeds will be paid when:

     o   you surrender the policy;
     o   the insured dies; or
     o the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas and Colorado) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or first place them under a payment option).

Payment options:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to IDS Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds". All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income, subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment period                Monthly payment per $1,000
(years)                       placed under Option B

        5                                 $18.32
       10                                  10.06
       15                                   7.34
       20                                   6.00
       25                                   5.22
       30                                   4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

Calendar year of payee's     Adjustment                 Calendar year of payee's   Adjustment
birth                                                   birth
Before 1920                  0                          1945 - 1949                6
1920 - 1924                  1                          1950 - 1959                7
1925 - 1929                  2                          1960 - 1969                8
1930 - 1934                  3                          1970 - 1979                9
1935 - 1939                  4                          1980 - 1989                10
1940 - 1944                  5                          After 1989                 11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

    Adjusted age payee                     Life income per $1,000 with payments guaranteed for
---------------------------- --------------------------------------------------------------------------------
                                     10 years                   15 years                   20 years
                                 Male        Female         Male        Female         Male        Female
---------------------------- ------------- ------------ ------------- ------------ ------------- ------------
            50                  $4.81         $4.47        $4.74         $4.45        $4.65         $4.40
            55                   5.20          4.80         5.09          4.74         4.94          4.87
            60                   5.70          5.22         5.51          5.12         5.25          4.98
            65                   6.35          5.77         5.98          5.58         5.54          5.32
            70                   7.14          6.50         6.47          6.12         5.77          5.63
            75                   8.00          7.40         6.87          6.64         5.91          5.85

Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

     o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

     o   the NYSE is closed (other than customary weekend and holiday closings);

     o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS Life's tax status

The IRS taxes IDS Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts a part of IDS Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax IDS Life on this investment income, including realized capital gains. Therefore, IDS Life does not charge the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

Taxation of policy proceeds

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                              Taxable portion of pre-death proceeds
Full surrender:                                 Amount you receive plus any indebtedness, minus your
                                                investment in the policy.*

Lapse:                                          Any outstanding indebtedness minus your investment in the
                                                policy.*

Partial surrenders                              Lesser of:
(modified endowments):                          the amount you receive or policy value minus your
                                                investment in the policy.*

Policy loans and assignments                    Lesser of:
(modified endowments):                          the amount of the loan / assignment or policy value minus
                                                your investment in the policy.*

Partial surrenders                              Generally, if the amount you receive is greater than your
(other policies):                               investment in the policy,* the amount in excess of your
                                                investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is caused by a reduction in benefits.

Policy loans and assignments                    None
(other policies)

Payment                                         options: If we pay proceeds of the policy under one of the payment options, see the "Payment option" section for tax
                                                information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

Modified endowment contracts

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

     o    you apply for it or materially change it on or after June 21, 1988 and
     o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of you policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after issue or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

     o   the distribution occurs after the owner attains age 59-1/2;
     o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or
     o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

Other tax considerations

Interest paid on policy loans: If you use a loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Qualified retirement plans: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program. Rates that do not distinguish between men and women are available when required for employment-related programs in all states except Illinois, Michigan, New Jersey, South Carolina and Texas.

IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is IDS Tower 10, Minneapolis, MN 55440.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

Ownership

IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on ______________ were more than $__________ billion.

State regulation

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

Distribution of the policy

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial minimum monthly premium (annualized) when they sell the policy, plus 3% of all premiums in excess of 12 times the minimum monthly premium. At the end of policy years one through 10, IDS Life pays a service fee not greater than 0.3% of the policy value, net of indebtedness. IDS Life pays additional commissions if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

Legal proceedings

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life and AEFC, life other life and health insurers, from time to time are involved in such litigation. In December 1996, an action of this type was brought against IDS Life and its parent, AEFC. A second action was filed in March, 1997. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues.

On October 13, 1998, an action entitled Richard W. And Elizabeth J. Thoresen vs. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in Minnesota State Court. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life is a defendant in various other lawsuits, none of which, in IDS Life's opinion will result in a material liability.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the variable account. The variable account has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

AEFC has conducted a comprehensive review of its computer systems and business processes to identify the major systems that could be affected by the Year 200 issue. AEFC is taking steps to resolve any potential problems including modification to existing software and the purchase of new software. There measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999. AEFC also is evaluating the Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the variable account's operations. AEFC does not know the potential materiality of any such impact at this time.

Experts

[to be filed by amendment]

Management of IDS Life

Directors

David R. Hubers
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

Richard W. Kling
Director since February 1984; president since March 1994. Executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

Paul F. Kolkman
Director since May 1984; executive vice president since March 1994; vice president, Finance from May 1984 to March 1994; vice president, AEFC, since January 1987.

James A. Mitchell
Chairman of the board since March 1994; director since July 1984; chief executive officer since November 1986; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

Barry J. Murphy
Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

Stuart A. Sedlacek
Director, senior vice president and chief financial officer of AEFC since January 1998; vice president, Assured Assets, AEFC from 1994 to 1997.

Officers other than directors

Jeffrey S. Horton
Vice president and treasurer since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies
- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analysis, Corporate Treasury, AEFC, from June 1990 to May 1994.

William A. Stoltzmann
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other fund managers

A I M Advisors, Inc.

A I M Advisors, Inc. ("A I M") was organized in 1976 and is headquartered in Houston, Texas. A I M is a wholly-owned subsidiary of AIM Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC.

Putnam Investment Management, Inc.

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets under management in over 9 million shareholder accounts at December 31, 1997.

Smith Barney Inc.

Smith Barney, sponsor of the trust, a Delaware corporation and a subsidiary of The Travelers Inc., is engaged in the underwriting, securities and commodities brokerage business, and is a member of the NYSE, other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. The sponsor sponsors seven open-end investment companies and three closed-end investment companies as well as a variety of unit investment trusts. The sponsor has acted as principal underwriter and managing underwriter of other investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

Other information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

Voting rights

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

Reports

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

     o   the annual rate of return of the Fund is 0%, 6% or 12%
     o the cost of insurance rates and policy fees are current rates and fees for policies purchased:
               - on or after November 20, 1997
               - on or after May 1, 1993 (October 1, 1993 for New Jersey)
                    and before November 20, 1997; and
               - before May 1, 1993 (October 1, 1993 for New Jersey); and
     o the cost of insurance rates and policy fees are guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumes to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.

Insured: assumes to be a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

Premiums: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges: The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

     o the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's average daily net assets;
     o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and
     o a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                                                                                   Net annual rate of
                             Net annual rate of         Net annual rate of         return for "Current
Gross annual investment      return for "Guaranteed     return for "Current        costs assumed"
rate                         costs assumed"             costs assumed"             illustration, years 11
of return                    illustration               illustration, years 1-10   and after
        0%                          -1.69%                     -1.69%                     -1.24%

        6                            4.21                       4.21                       4.68

       12                           10.11                      10.11                      10.61

Taxes: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

Illustration                                                                    Policies purchased on or after November 20, 1997
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------------------ ------------------------------------

Initial specified amount $100,000                         Male - age 35                             Current costs assumed
Death benefit Option 1                                      nonsmoker                               annual premium $900
---------------------------------- ------------------------------------------------------------ ------------------------------------

           Premium         Death benefit (1)(2)                 Policy value (1)(2)                 Cash surrender value (1)(2)
           accumulated     assuming hypothetical gross          assuming hypothetical gross         assuming hypothetical gross
End of     with annual     annual investment return of          annual investment return of         annual investment return of
policy     interest
year       at 5%           0%          6%          12%          0%          6%         12%          0%          6%          12%
---------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ----------- ------------ -----------
      1    $      945  $  100,000  $  100,000  $  100,000   $      608  $      657  $      694  $        0  $        0   $       46
      2         1,937     100,000     100,000     100,000        1,206       1,330       1,459         479         602          732
      3         2,979     100,000     100,000     100,000        1,783       2,026       2,290         998       1,241        1,505
      4         4,073     100,000     100,000     100,000        2,341       2,742       3,195       1,496       1,898        2,351
      5         5,222     100,000     100,000     100,000        2,878       3,478       4,182       1,977       2,577        3,281

      6         6,428     100,000     100,000     100,000        3,396       4,234       5,258       2,675       3,513        4,537
      7         7,694     100,000     100,000     100,000        3,895       5,012       6,434       3,354       4,471        5,893
      8         9,024     100,000     100,000     100,000        4,373       5,810       7,717       4,012       5,450        7,356
      9        10,420     100,000     100,000     100,000        4,829       6,630       9,119       4,649       6,450        8,938
     10        11,886     100,000     100,000     100,000        5,259       7,467      10,646       5,259       7,467       10,646

     11        13,425     100,000     100,000     100,000        5,664       8,321      12,314       5,664       8,321       12,314
     12        15,042     100,000     100,000     100,000        6,044       9,195      14,136       6,004       9,195       14,136
     13        16,739     100,000     100,000     100,000        6,396      10,087      16,128       6,396      10,087       16,128
     14        18,521     100,000     100,000     100,000        6,719      10,994      18,305       6,719      10,994       18,305
     15        20,392     100,000     100,000     100,000        7,013      11,919      20,689       7,013      11,919       20,684

     16        22,356     100,000     100,000     100,000        7,272      12,858      23,297       7,272      12,858       23,297
     17        24,419     100,000     100,000     100,000        7,496      13,809      25,153       7,496      13,809       25,153
     18        26,585     100,000     100,000     100,000        7,679      14,768      29,281       7,679      14,768       29,281
     19        28,859     100,000     100,000     100,000        7,816      15,731      32,707       7,816      15,731       32,707
     20        31,247     100,000     100,000     100,000        7,905      16,697      36,467       7,905      16,697       36,467

   age 60      45,102     100,000     100,000     100,000        7,422      21,390      61,691       7,422      21,390       61,691
   age 65      62,785     100,000     100,000     125,819        4,830      25,402     103,130       4,830      25,402      103,130

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration                                             Policies purchased on or after May 1, 1993 and before November 20, 1997
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------------------ ------------------------------------

Initial specified amount $100,000                         Male - age 35                             Current costs assumed
Death benefit Option 1                                      nonsmoker                               annual premium $900
---------------------------------- ------------------------------------------------------------ ------------------------------------

           Premium         Death benefit (1)(2)                 Policy value (1)(2)                 Cash surrender value (1)(2)
           accumulated     assuming hypothetical gross          assuming hypothetical gross         assuming hypothetical gross
End of     with annual     annual investment return of          annual investment return of         annual investment return of
policy     interest
year       at 5%           0%          6%          12%          0%          6%         12%          0%          6%          12%
---------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ----------- ------------ -----------
      1    $      945  $  100,000  $  100,000  $  100,000   $      605  $      648  $      691  $        0  $        0   $       43
      2         1,937     100,000     100,000     100,000        1,200       1,323       1,452         473         596          725
      3         2,979     100,000     100,000     100,000        1,775       2,017       2,280         989       1,231        1,494
      4         4,073     100,000     100,000     100,000        2,329       2,729       3,181       1,485       1,885        2,337
      5         5,222     100,000     100,000     100,000        2,864       3,461       4,163       1,963       2,560        3,262

      6         6,428     100,000     100,000     100,000        3,379       4,214       5,234       2,659       3,493        4,513
      7         7,694     100,000     100,000     100,000        3,876       4,988       6,404       3,335       4,447        5,864
      8         9,024     100,000     100,000     100,000        4,351       5,782       7,681       3,990       5,422        8,894
      9        10,420     100,000     100,000     100,000        4,802       6,595       9,074       4,622       6,415        9,591
     10        11,886     100,000     100,000     100,000        5,227       7,425      10,591       5,227       7,425       10,591

     11        13,425     100,000     100,000     100,000        5,627       8,272      12,247       5,627       8,272       12,247
     12        15,042     100,000     100,000     100,000        6,001       9,138      14,057       6,001       9,138       14,057
     13        16,739     100,000     100,000     100,000        6,349      10,021      16,036       6,349      10,021       16,036
     14        18,521     100,000     100,000     100,000        6,666      10,920      18,198       6,666      10,920       18,198
     15        20,392     100,000     100,000     100,000        6,953      11,834      21,563       6,953      11,834       20,563

     16        22,356     100,000     100,000     100,000        7,205      12,761      23,150       7,205      12,761       23,150
     17        24,419     100,000     100,000     100,000        7,421      13,699      25,983       7,421      13,699       25,983
     18        26,585     100,000     100,000     100,000        7,597      14,645      29,086       7,597      14,645       29,086
     19        28,859     100,000     100,000     100,000        7,726      15,594      33,485       7,726      15,594       32,485
     20        31,247     100,000     100,000     100,000        7,806      16,543      36,213       7,806      16,543       36,213

   age 60      45,102     100,000     100,000     100,000        7,274      21,139      61,221       7,274      21,139       61,221
   age 65      62,785     100,000     100,000     124,847        4,629      25,020     102,334       4,629      25,020      102,334

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------------------ ------------------------------------

Initial specified amount $100,000                         Male - age 35                             Guaranteed costs assumed
Death benefit Option 1                                      nonsmoker                               annual premium $900
---------------------------------- ------------------------------------------------------------ ------------------------------------

           Premium         Death benefit (1)(2)                 Policy value (1)(2)                 Cash surrender value (1)(2)
           accumulated     assuming hypothetical gross          assuming hypothetical gross         assuming hypothetical gross
End of     with annual     annual investment return of          annual investment return of         annual investment return of
policy     interest
year       at 5%           0%          6%          12%          0%          6%         12%          0%          6%          12%
---------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ----------- ------------ -----------
      1    $      945  $  100,000  $  100,000  $  100,000   $      575  $      617  $      659  $        0  $        0   $       11
      2         1,937     100,000     100,000     100,000        1,141       1,261       1,386         414         533          658
      3         2,979     100,000     100,000     100,000        1,687       1,921       2,175         901       1,135        1,389
      4         4,073     100,000     100,000     100,000        2,213       2,598       3,033       1,369       1,754        2,189
      5         5,222     100,000     100,000     100,000        2,720       3,293       3,968       1,819       2,392        3,067

      6         6,428     100,000     100,000     100,000        3,196       3,996       4,976       2,475       3,275        4,255
      7         7,694     100,000     100,000     100,000        3,654       4,718       6,076       3,113       4,178        5,535
      8         9,024     100,000     100,000     100,000        4,082       5,450       7,267       3,722       5,089        6,906
      9        10,420     100,000     100,000     100,000        4,493       6,203       8,570       4,313       6,022        8,390
     10        11,886     100,000     100,000     100,000        4,876       6,966       9,986       4,876       6,966        9,986

     11        13,425     100,000     100,000     100,000        5,231       7,742      11,527       5,231       7,742       11,527
     12        15,042     100,000     100,000     100,000        5,559       8,531      13,208       5,559       8,531       13,208
     13        16,739     100,000     100,000     100,000        5,849       9,323      15,034       5,849       9,323       15,034
     14        18,521     100,000     100,000     100,000        6,114      10,129      17,030       6,114      10,129       17,030
     15        20,392     100,000     100,000     100,000        6,341      10,940      19,206       6,341      10,940       19,206

     16        22,356     100,000     100,000     100,000        6,521      11,745      21,573       6,521      11,745       21,573
     17        24,419     100,000     100,000     100,000        6,667      12,557      24,163       6,667      12,557       24,163
     18        26,585     100,000     100,000     100,000        6,766      13,364      26,993       6,766      13,364       26,993
     19        28,859     100,000     100,000     100,000        6,809      14,158      30,082       6,809      14,158       30,082
     20        31,247     100,000     100,000     100,000        6,786      14,929      33,454       6,786      14,929       33,454

   age 60      45,102     100,000     100,000     100,000        5,533      18,272      55,886       5,533      18,272       55,863
   age 65      62,785     100,000     100,000     113,155        1,437      19,813      92,750       1,437      19,813       92,750

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration                                                                               Policies purchased before May 1, 1993
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------------------ ------------------------------------

Initial specified amount $100,000                         Male - age 35                             Current costs assumed
Death benefit Option 1                                      nonsmoker                               annual premium $900
---------------------------------- ------------------------------------------------------------ ------------------------------------

           Premium         Death benefit (1)(2)                 Policy value (1)(2)                 Cash surrender value (1)(2)
           accumulated     assuming hypothetical gross          assuming hypothetical gross         assuming hypothetical gross
End of     with annual     annual investment return of          annual investment return of         annual investment return of
policy     interest
year       at 5%           0%          6%          12%          0%          6%         12%          0%          6%          12%
---------- ----------- ----------- ----------- ------------ ----------- ----------- ----------- ----------- ------------ -----------
      1    $      945  $  100,000  $  100,000  $  100,000   $      605  $      648  $      691  $        0  $        0   $       43
      2         1,937     100,000     100,000     100,000        1,200       1,323       1,452         473         596          725
      3         2,979     100,000     100,000     100,000        1,775       2,017       2,280         989       1,231        1,494
      4         4,073     100,000     100,000     100,000        2,329       2,729       3,181       1,485       1,885        2,337
      5         5,222     100,000     100,000     100,000        2,864       3,461       4,163       1,963       2,560        3,262

      6         6,428     100,000     100,000     100,000        3,368       4,202       5,222       2,647       3,481        4,501
      7         7,694     100,000     100,000     100,000        3,853       4,964       6,379       3,312       4,424        5,839
      8         9,024     100,000     100,000     100,000        4,309       5,737       7,633       3,948       5,377        7,273
      9        10,420     100,000     100,000     100,000        4,746       6,534       9,006       4,566       6,354        8,826
     10        11,886     100,000     100,000     100,000        5,155       7,343      10,500       5,155       7,343       10,500

     11        13,425     100,000     100,000     100,000        5,536       8,167      12,127       5,536       8,167       12,127
     12        15,042     100,000     100,000     100,000        5,890       9,006      13,902       5,890       9,006       13,902
     13        16,739     100,000     100,000     100,000        6,206       9,850      15,932       6,206       9,850       15,832
     14        18,521     100,000     100,000     100,000        6,495      10,712      17,945       6,495      10,712       17,945
     15        20,392     100,000     100,000     100,000        6,747      11,581      20,250       6,747      11,581       20,250

     16        22,356     100,000     100,000     100,000        6,964      12,458      22,769       6,964      12,458       22,769
     17        24,419     100,000     100,000     100,000        7,134      13,334      25,519       7,134      13,334       25,519
     18        26,585     100,000     100,000     100,000        7,258      14,210      28,526       7,258      14,210       28,526
     19        28,859     100,000     100,000     100,000        7,325      15,076      31,813       7,325      15,076       31,813
     20        31,247     100,000     100,000     100,000        7,327      15,923      35,405       7,327      15,923       35,405

   age 60      45,102     100,000     100,000     100,000        6,474      19,997      58,664       6,474      19,997       58,664
   age 65      62,785     100,000     100,000     110,666        3,077      22,796      90,710       3,077      22,796       90,710

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We do not represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in 2that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 18 TO
                       REGISTRATION STATEMENT NO. 33-11165

This Post-Effective Amendment No. 18 comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 44 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.   A.   Copies of all exhibits  required by paragraph A of instructions for
          Exhibits in Form N-8B-2 to the Registration Statement.

          (1) (a) Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as Exhibit 1(a) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

               (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, filed electronically as Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

          (2)  Not applicable.

          (3)  (a) Not applicable.

               (b)  (1)  Form  of  Division  Vice  President's   Employment
                         Agreement dated November 1991, filed  electronically as
                         Exhibit 3(b)1 to Post Effective  Amendment No. 13, File
                         No. 33-11165 is incorporated herein by reference.

                    (2) Form of District Manager's Rider to IDS Life Insurance Company, Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)2 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                    (3) Form of Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)3 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

               (c) Schedules of Sales Commissions incorporated by reference to Registrant's original Registration Statement for the Variable Account on Form N-8B-2 (File No. 811-4298; May 10,
                    1985).

          (4)  Not applicable.

          (5) Flexible Premium Variable Life Insurance Policy filed with the Original Registration Statement (File No. 33-11165) on December 31, 1986 and incorporated herein by reference.

          (6) (a) Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, filed electronically as
                    Exhibit 1.A.(6)(a) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

               (b)  Amended  By-Laws  of  IDS  Life  Insurance  Company,   filed
                    electronically to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

          (7)  Not applicable.

          (8) (a) Form of Investment Management and Services Agreement dated December 17, 1985 between IDS Life and IDS Life Series Fund, Inc., filed electronically as Exhibit 8(a) to
                    Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

               (b) Form of Investment Advisory Agreement dated July 11, 1984 between IDS Life and IDS Financial Services Inc. relating to the Variable Accounts, filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

          (9)  None.

          (10) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

          (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

     B.   (1)  Not applicable.

          (2)  Not applicable.

     C.   Not applicable.

2. Opinion of counsel to be filed by amendment.

3. Financial Statement Schedules to be filed by amendment.

4. Not applicable.

5. Financial Data Schedules to be filed by amendment.

6. Actuarial opinion of James M. Jensen to be filed by amendment.

7.   (a)  Written actuarial consent of James M. Jensen to be filed by amendment.

     (b)  Written auditor consent of Ernst & Young LLP to be filed by amendment.

     (c) Power of Attorney to sign amendments to this Registration Statement dated March 12, 1997, filed as Exhibit 7(d) to Post-Effective Amendment No. 15, File No. 33-11165 is incorporated herein by reference.

     (d) Power of Attorney to sign amendments to this Registration Statement date April 8, 1998, is filed electronically as Exhibit 7(d) to Post-Effective Amendment No. 15; File No. 33-11165 is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company on behalf of the Registrant has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 22nd day of January, 1999.


                               IDS Life Variable Life Separate Account
                                                 (Registrant)

                               By IDS Life Insurance Company
                                                 (Sponsor)

                               By /s/   Richard W. Kling*
                                        Richard W. Kling, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of January, 1999.

Signature                                Title

/s/  James A. Mitchell*                  Chairman of the Board
     James A. Mitchell                   and Chief Executive Officer

/s/  Richard W. Kling*                   Director, President and
     Richard W. Kling                    Chief Executive Officer

/s/  David R. Hubers*                    Director
     David R. Hubers

/s/  Paul F. Kolkman*                    Director and Executive Vice
     Paul F. Kolkman                     President

/s/  Barry J. Murphy*                    Director and Executive Vice
     Barry J. Murphy                     President, Client Service

/s/  Stuart A. Sedlacek*                 Chief Financial Officer and
     Stuart A. Sedlacek                  President, Assured Assets

/s/  Philip C. Wentzel**                 Director, Vice President and Controller
     Philip C. Wentzel

/s/  Jeffrey S. Horton**                 Vice President and Treasurer
     Jeffrey S. Horton

*Signed pursuant to Power of Attorney dated March 12, 1997 filed as Exhibit No. 7(d) to Post-Effective Amendment No. 15, File No. 33-11165 is incorporated herein by reference.

**Signed pursuant to Power of Attorney dated April 8, 1998, filed electronically as an Exhibit to Post-Effective Amendment No. 17, File No. 33-11165.

By:



/s/ Mary Ellyn Minenko
Mary Ellyn Minenko